SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 19, 2007

UNIVERSAL PROPERTY DEVELOPMENT AND ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	000-25416	20-3014499
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

14255 U.S. Highway 1, Suite 209
Juno Beach, Florida 33408
(Address of Principal Executive Offices)
(561) 630-2977
(Registrant's Telephone Number, including area code)

Section 1. Registrant’s Business Operations

Item 1.01 Entry Into a Material Definitive Agreement

Secured Loan from Sheridan Asset Management LLC

On April 20, 2007 (the Closing Date”), Universal Property Development and Acquisition Corporation ("UPDA" or the “Registrant”), a Nevada corporation, closed a term loan pursuant to the terms and conditions of a Loan Agreement, dated as of April 6, 2007, between UPDA and its majority owned subsidiaries Canyon Creek Oil & Gas, Inc. and Catlin Oil & Gas, Inc. (collectively the “borrower”), Messrs. Kamal Abdallah and Christopher McCauley, as guarantors, and Sheridan Asset Management, LLC, a Delaware limited liability company, as the lender (“Sheridan” or the “Lender”) (the “Loan Agreement”). Pursuant to the terms and conditions of the Loan Agreement, and the ancillary Senior Secured Promissory Note (the “Note”), Security Agreement (the “Security Agreement”) and other related documents (all of which are collectively referred to herein as the “Loan Documents”), UPDA agreed to borrow and Sheridan agreed to lend the aggregate principal amount of Three Million, Six Hundred and Thirty Five Thousand Dollars ($3,635,000) cash (the Term Loan”) under the terms and conditions described below.

The Term Loan is due and payable on April 6, 2008 and is secured by a lien, more fully described in the Security Agreement, on all the assets of the Registrant and the assets of its subsidiaries, and is further secured by the pledges, mortgages and other security interests set forth in the Loan Documents. The Registrant will not pay interest on the principal of the Term Loan. Instead, the Term Loan was subject to an original issuance discount of twenty-five (25%) percent. Furthermore, the Registrant paid a closing fee of One Hundred Thousand Dollars ($100,000) and agreed to pay certain fees of the Lender that were incurred in the preparation of the Loan Documents and the closing of the Term Loan. On the Closing Date, after the payment of the issuance discount and related fees, the Registrant received Two Million Five Hundred and Sixty-Six Thousand, Two Hundred and Fifty Dollars ($2,566,250.00) in gross proceeds from the Term Loan.

Pursuant to the terms of the Loan Documents, Mr. Kamal Abdallah, the Registrant’s Chief Executive Officer and a member of the board of directors, and Mr. Christopher McCauley, the Registrant’s Vice President and General Counsel and a member of the board of directors, each agreed to the use of their respective shares of the Registrant’s Series A Convertible Preferred Stock and other personal assets, as additional collateral for the Term Loan and to execute and provide personal guarantees for the repayment of the principal of the Term Loan and for the completion of the other commitments of the Registrant under the terms of the Loan Documents.

On the Closing Date, and as part of the agreed terms of the Term Loan, the Registrant issued warrants for the purchase of 22,343,821 shares of its common stock to the Lender. The exercise price of the warrants is $0.05483 per share and the warrants expire on April 6, 2012. The Registrant further agreed to use its best efforts to register the shares of common stock underlying the warrants issued to the Lender and could be liable for the payment of certain cash payments to the Lender in the event that a registration statement covering those common shares has not been filed and declared effective by certain deadlines.

The foregoing description of the Loan Documents, and the transactions contemplated thereby, is a summary of terms, is not intended to be complete and is qualified in its entirety by the complete text of those agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10 to this Report.

The proceeds of the Term Loan were used to finance the acquisition of 50,631,764 shares of the common stock of Heartland Oil and Gas Corp. (“Heartland”) from Heartland and the acquisition of certain outstanding Heartland promissory notes with an aggregate principal amount of Four Million, Seven Hundred and Fifty-six Thousand Dollars ($4,756,000) from SDS Capital LLC and Baystar Capital, LLC. The terms of the acquisitions of the Heartland common stock and promissory notes are described in more detail in Item 2.01 of this Report.

Section 2. Financial Information

Item 2.01 Completion of Acquisition of Assets

Acquisition of Common Stock of Heartland Oil & Gas Corp.

On April 20, 2007, the Registrant closed a stock purchase transaction (the “Stock Purchase”) pursuant to the terms and conditions of a Stock Purchase Agreement, dated April 19, 2007, between the Registrant and Heartland Oil & Gas Corp., a Nevada corporation (“Heartland”), whereby the Registrant purchased 50,631,764 restricted shares of Heartland’s common stock (the “Heartland Shares”) for an aggregate purchase price of $1,000,000 in cash (the “Stock Purchase Price”). Based upon Heartland having had 46,737,013 shares of common stock outstanding prior to the closing of the Stock Purchase, and 97,368,777 shares of Heartland common stock outstanding after the Stock Purchase, the Registrant currently owns 52% of the outstanding common stock of Heartland. The Stock Purchase transaction therefore constitutes a change of control transaction for Heartland and the Registrant intends to hereafter operate Heartland as a majority owned subsidiary of the Registrant.

The Heartland Shares issued to the Registrant are restricted shares and cannot be resold unless they are subsequently registered pursuant to the Securities Act of 1933, as amended, or such sale is pursuant to a valid exemption from such registration. The Stock Purchase transaction referred to above did not involve an underwriter or placement agent and there were no underwriter’s discounts or commissions, or placement agent fees or commissions, paid in connection with the transaction. The Registrant is an accredited investor, as defined by Rule 501 of Regulation D, and has the business and financial knowledge to analyze the risks associated with an investment in the Heartland Shares. The Stock Purchase transaction referred to above was an exempt transaction in accordance with the provisions of Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering.

As part of the terms of the Stock Purchase, at the closing of the Stock Purchase transaction Messrs. Kamal Abdallah and Christopher McCauley were each appointed to the board of directors of Heartland to fill vacancies on that board caused by the resignations of previous board members. Mr. Abdallah, is the Registrant’s Chief Executive Officer and a member of its board of directors, and Mr. McCauley, is the Registrant’s Vice President and General Counsel and a member of its board of directors.

The Registrant financed the payment of the Stock Purchase Price from the partial proceeds of the Term Loan from Sheridan as described in Item 1.01 of this Report.

The foregoing descriptions of the Stock Purchase Agreement is not intended to be complete and is qualified in its entirety by the complete text of that agreement, a form of which is attached as Exhibit 10.11 to this Report.

Heartland is a publicly traded company whose shares currently trade on the Over-the-Counter Bulletin Board under the trading symbol “HOGC.OB”. Heartland is also a Securities and Exchange Commission (“SEC”) reporting company. Therefore, information on the business and financial condition of Heartland can be obtained by visiting the SEC’s website at www.sec.gov.

Acquisition of Outstanding Promissory Notes of Heartland Oil & Gas Corp.

On April 20, 2007, the Registrant closed a note purchase transaction (the “Note Purchase”) pursuant to the terms and conditions of a Note Purchase Agreement, dated April 19, 2007, between the Registrant as the buyer and SDS Capital Group SPC, Ltd. and Baystar Capital II, L.P. (together the “Sellers”) whereby the Registrant purchased Four Million, Seven Hundred and Fifty-six Thousand Dollars ($4,756,000) in face amount of outstanding Convertible Senior Secured Promissory Notes of Heartland (the “Heartland Notes”) for an aggregate purchase price of $1,500,000 in cash and 26,260,504 restricted shares of common stock of the Registrant, valued on the Closing Date for the purposes of the Note Purchase Agreement at $1,250,000 (collectively the “Note Purchase Price”). The Heartland Notes are secured by all the assets of Heartland and its subsidiaries and mature on December 31, 2007.

As additional consideration for the Heartland Notes, the Registrant has agreed to cause Heartland to issue the Sellers 5% of Heartland’s common stock after giving effect to the issuance of the Heartland Shares, or approximately 5,125,000 shares of Heartland’s common stock.

As part of the terms of the Note Purchase transaction, the Sellers assigned to the Registrant all of their rights under the Security Agreement between Heartland and the Sellers (the “Heartland Security Agreement”) pursuant to which the Heartland Notes are securitized by all of the assets of Heartland and its subsidiaries. As a condition to the closing of the Note Purchase, Heartland executed consents to the transfer of the Heartland Notes and the assignment by the Sellers of their security interests under the Heartland Security Agreement.

The Heartland Notes do not pay interest but are convertible into shares of Heartland’s common stock based on a conversion price of $0.04 per share. Under the terms of this conversion provision, the Heartland Notes acquired by the Registrant are convertible into 118,900,000 shares of Heartland’s common stock. In the event of a full conversion of the Heartland Notes to Heartland common stock, the Registrant would hold 169,521,764 shares of Heartland common stock, equal to approximately 70% of the then outstanding Heartland common shares.

The Heartland Notes purchased by the Registrant, and the underlying common shares to be issued upon conversion, are restricted securities and cannot be resold unless they are subsequently registered pursuant to the Securities Act of 1933, as amended, or such sale is pursuant to a valid exemption from such registration. The Note Purchase transaction referred to above did not involve an underwriter or placement agent and there were no underwriter’s discounts or commissions, or placement agent fees or commissions, paid in connection with the transaction. The Registrant is an accredited investor, as defined by Rule 501 of Regulation D, and has the business and financial knowledge to analyze the risks associated with an investment in the Heartland Notes. The Note Purchase transaction referred to above was an exempt transaction in accordance with the provisions of Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering.

The Registrant financed the cash portion of the Note Purchase Price from the partial proceeds of the Term Loan from Sheridan as described in Item 1.01 of this Report.

The foregoing descriptions of the Heartland Notes and the Note Purchase transaction, and the agreements executed in connection therewith, are not intended to be complete and are qualified in their entirety by the complete text of those documents and agreements, forms of which are attached as Exhibits 10.12, 10.13, 10.14 and 10.15 to this Report.

Section 9.  Financial Statement and Exhibits.

UNAUDITED PRO FORMA CONSOLIDATED
CONDENSED FINANCIAL STATEMENTS

On April 20, 2007, Universal Property Development and Acquisition Corporation (“UPDA” or the “Company”) purchased a total of 50,631,764 restricted shares of Heartland Oil and Gas Corp.’s (“Heartland”) common stock, representing approximately 52% of the total outstanding common shares of Heartland, for a total purchase price of $1,000,000.00. In addition, UPDA acquired certain outstanding Heartland promissory notes with an aggregate principal amount of $4,756,000.00 for $1,500,000.00 and 26,260,504 restricted shares of UPDA Common Stock valued at $1,250,000.00 based on the 10 day average trading price prior to the date of closing. These promissory notes do not pay interest but are convertible into shares of Heartland common stock based on a conversion price of $0.04 per share.

Financing for this acquisition was provided by Sheridan Asset Management, LLC (“Sheridan”) through a term loan valued at $3,635,000.00.

This unaudited pro forma information should be read in conjunction with the consolidated financial statements of the Company included in our annual report filed on Form 10-KSB for the year ended December 31, 2006.

The following unaudited pro forma balance sheet has been prepared in accordance with accounting principles generally accepted in the United States of America, which gives effect to the acquisition of a controlling stake in Heartland and the financing raised by UPDA in connection with the purchase, as if the acquisition, and financing occurred on December 31, 2006, and combines the consolidated balance sheet of the Company as of December 31, 2006 which is included in the Company’s Form 10-KSB as of December 31, 2006.

Universal Property Development and Acquisition, Inc. (UPDA)
Pro forma Balance Sheet
December 31, 2006

	A	B
	UPDA	Heartland
	December 31, 2006	December 31, 2006	Financing		Pro forma adjustments		Total Pro forma

Current assets:
Cash and cash equivalents	$12,439	$75,724	$1,126,000	C	$-	D,C	$1,214,163
Restricted Cash	255,831	-					255,831
Accounts receivable - oil and gas sales	162,352	-					162,352
Overadvanced royalties due from oil and gas lease property owners	100,308	-					100,308
Inventory	246,789	-					246,789
Other current assets	118,934	183,375					302,309
Investment in Continental					0	D, G	0
Total current assets	896,653	259,099	1,126,000		0		2,281,752

Property and equipment
Oil and gas properties - Proven	1,307,204	792,504					2,099,708
Not subject to amortization (Unproved)	1,902,465	1,688,889					3,591,354
Pipeline and facilities	-	2,521,670					2,521,670
Accumulated depreciation for pipeline and facilities	-						0
Net oil and gas properties	3,209,669	5,003,063	0		0		8,212,732
Oil field equipment and other fixed assets, at cost, net of
accumulated depreciation of $55,110 and $104, respectiely	2,040,036	-					2,040,036
Other property and equipment, net of accumulated depreciation of
$122,712 and $85,984, respectively	-	94,271					94,271
Property and equipment, net	5,249,705	5,097,334	0		0		10,347,039
Other assets
Deposits towards pending oil oriented acquisitions	150,000	-					150,000
Total assets	$6,296,358	$5,356,433	$1,126,000		$0		$12,778,791

Current liabilities:
Accounts payable and accrued expenses	$1,264,451	$214,180					$1,478,631
Convertible notes due to related parties	-	68,554	(2,750,000)	C,D	4,410,446	E,F,H	1,729,000
Notes payable - related parties	954,696	-					954,696
Notes payable - Sheridan	-	-	3,635,000	C			3,635,000
Discount on note			(2,349,629)	C			(2,349,629)
Due to USPX	6,054	-					6,054
Due to royalty holders	27,118	-					27,118
Income taxes payable	3,019	-					3,019
Deposit for sale of minority equity interests in subsidiaries	1,000,000	-					1,000,000
Other current liabilities	32,931	-					32,931
Total current liabilities	3,288,269	282,734	(1,464,629)		4,410,446		6,516,820
Long-term asset retirement obligation	-	227,040					227,040
Total Liabilities	3,288,269	509,774	(1,464,629)		4,410,446		6,743,860

30% minority interest in Heartland					1,453,998	I	1,453,998
35% minority interest in Canyon Creek Oil & Gas, Inc. subsidiary	203,215	-					203,215
25% minority interest in Texas Energy, Inc. subsidiary	(10,262)	-					(10,262)
30% minority interest in West Oil & Gas, Inc. subsidiary	(10,370)	-					(10,370)
20% minority interest in Ambient Wells Services subsidiary	(171)	-					(171)
Minority Interest	182,412	0	0		1,453,998		1,636,410

Common stock, 2,000,000,000 shares $.001 par value authorized, 368,263,108	368,263	-					368,263
Convertible preferred stock	237	-					237
Class A convertible preferred stock, 100,000 shares issued and outstanding	1,000,000	-					1,000,000
Class B convertible preferred stock 6,213 shares issued and outstanding	6,213,000	-					6,213,000
Heartland common stock issued, and outstanding at December 31, 2006	-	46,737			(46,737)	G	0
Additional paid-in capital	214,740,065	51,215,858	2,590,629	C	(51,215,858)	G	217,330,694
Accumulated deficit	(219,495,888)	(46,415,936)			45,398,151	F,G,D,I	(220,513,673)
Total equity	2,825,677	4,846,659	2,590,629		(5,864,444)		4,398,521
Total liabilities and equity	$6,296,358	$5,356,433	$1,126,000		$0		$12,778,791

The following unaudited pro forma statement of operations for the year ended December 31, 2006 has been prepared in accordance with accounting principles generally accepted in the United States of America to give effect to the April 20, 2007 acquisition of Heartland as if the transaction occurred on January 1, 2006. Pro forma adjustments include interest expenses related to the financing of the transaction, minority interest adjustments and an increase in the weighted average shares outstanding.
Universal Property Development and Acquisition, Inc. (UPDA)
Pro forma Statement of Operations
December 31, 2006

	A UPDA	B Heartland	Pro forma adjustments		Total Pro forma
Revenue:
Natural gas sales	$114,683	$376,717			$491,400
Oil sales	466,596	-			466,596
Compression & transportation revenue	-	22,625			22,625
Total Revenue	581,279	399,342	0		980,621

Costs and operating expenses:
Lease operating expenses	739,740	-			739,740
Depletion expense	77,787	-			77,787
Loss on impairment of oil and gas properties	875,698	-			875,698
Gas production	-	426,525			426,525
Production tax	-	31,347			31,347
Impairment of oil and gas property	-	442,287			442,287
Exploration expense	-	151,164			151,164
Depreciation, depletion & accretion	55,005	385,261			440,266
General and administrative	980,901	1,343,496			2,324,397
Consulting fees and services, including $1,630,570
and $8,122,973 for the years ended December 31, 2006 and 2005 incurred via issuance of common shares	2,538,668	394,986			2,933,654
Payroll and related benefits	561,634	-			561,634
Total costs and operating expenses	5,829,433	3,175,066	0		9,004,499

Operating loss	(5,248,154)	(2,775,724)	0		(8,023,878)

Other Income (expenses):
Gain on write off of loans and other liabilities no longer due and payable	55,086	-			55,086
Interest Expense	(8,327)	-	(2,349,629)	J	(2,357,956)
Interest Income	5,831	19,795			25,626
Loss on sale of oil lease to American Flourite	(51,123)	-			(51,123)
Loss on termination of Sundial joint venture	(658,007)	-			(658,007)
Gain on sale of oil leases to Avalon Oil and Gas, Inc. net		-			0
of realized loss in value of proceeds of Avalon Oil and Gas, Inc. common stock received of $787,500	28,000	-			28,000
Total other income (expenses)	(628,540)	19,795	(2,349,629)		(2,958,374)

Net loss before provision for income taxes and extraordinary gain	(5,876,694)	(2,755,929)	(2,349,629)		(10,982,252)
Extraordinary gain on exchange of preferred stock for convertible notes	-	1,299,958			1,299,958
Provision for income taxes (current)	(800)	-		M	(800)
Net loss before minority interest	(5,877,494)	(1,455,971)	(2,349,629)		(9,683,094)

Add, 30% minority interest in Heartland			(436,791)	K	(436,791)
Add, 35% minority interest in net (loss) of Canyon Creek Oil & Gas, Inc.	(406,476)	-			(406,476)
Add, 25% minority interest in net (loss) of Texas Energy Inc.	(10,262)	-			(10,262)
Add, 30% minority interest in net (loss) of West Oil & Gas, Inc. subsidiary	(10,370)	-			(10,370)
Add, 20% minority interest in net (loss) of Ambient Wells Services	(171)	-			(171)
Minority Interest	(427,279)	0	(436,791)		(864,070)

Net loss after minority interest	$(5,450,215)	$(1,455,971)	$(1,912,838)		$(8,819,024)

Preferred stock dividend resulting from change in conversion feature on unlettered stock	(24,338,053)	-			(24,338,053)
Net loss available to common shareholders	$(29,788,268)	$(1,455,971)	$(1,912,838)		$(33,157,077)

Basic and diluted net loss per weighted-average shares common stock outstanding	$(0.03)				$(0.04)
		-
Diluted loss attributable to common stockholders per weighted average shares outstanding	$(0.17)				$(0.16)
		-
		-
Weighted-average number of shares of common stock outstanding	174,903,158			L	201,163,662

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Heartland been consummated as of the dates specified above.

Notes to the Pro Forma Consolidated Condensed Balance Sheet (unaudited)

A.	Information was derived from the Form 10-KSB/A of UPDA for the period ended December 31, 2006.

B.	Information was derived from the Form 10-KSB of Heartland for the period ended December 31, 2006.

C.
Represents the term loan from Sheridan of $3,635,000.00 with an OID and origination fees totaling $1,009,000.00. In addition, it includes warrants issued to Sheridan related to the term loan with a value of $1,340,629.00.

D.	Represents the purchase of 50,631,764 shares of Heartland common stock for $1 million in cash.

E.	Represents pro forma accretion of the Heartland debt back up to the original debt amount of $6.3 million plus additional debt of $185,000.00 incurred in the first quarter of 2007.

F.	Represents elimination of UPDA gain of $2,006,000 on purchase of the $4,756,000 of Heartland debt for $2,750,000. ($1.50 million of cash and $1.25 million in stock).

G.	Represents the elimination of Heartland equity against the UPDA investment.

H.
Represents the UPDA purchase of $4,756,000.00 of outstanding debt for $1,500,000.00 in cash and 26,260,504 shares of UPDA’s common stock valued at $1,250,000.00 based on a ten day average trading price prior to the close.

I.	Represents the pro forma minority shareholder’s interest of Heartland.

Notes to the Pro Forma Consolidated Condensed Statement of Operations (unaudited)

A.	Information was derived from the Form 10-KSB/A of UPDA for the period ended December 31, 2006.

B.	Information was derived from the Form 10-KSB of Heartland for the period ended December 31, 2006.

J.	Represents interest expense on the Sheridan term loan comprised of $1,340,629.00 of non cash interest related to warrants issued and OID of $1,009,000.00.

K.	Represents the Heartland minority shareholder’s loss on a pro forma basis.

L.	Represents 26,260,504 shares of UPDA Common Stock issued in the purchase of Heartland debt.

M.	We have not included any computation for pro forma income taxes as both companies are in a loss position and have substantial net loss carried forward.

(c) Exhibits.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit	Description

10.1
Loan Agreement, dated as of April 6, 2007, between Universal Property Development and Acquisition Corporation, a Nevada corporation, Canyon Creek Oil & Gas, Inc. and Catlin Oil & Gas, Inc., Nevada corporations, Kamal Abdallah, Christopher McCauley and Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.2	Senior Secured Promissory Note of Universal Property Development and Acquisition Corporation, a Nevada corporation, dated April 6, 2007. #

10.3
Security Agreement, dated as of April 6, 2007, by and between Universal Property Development and Acquisition Corporation, a Nevada corporation, Canyon Creek Oil & Gas, Inc. and Catlin Oil & Gas, Inc., Nevada corporations, Kamal Abdallah, Christopher McCauley and Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.4	Escrow Agreement, dated April 6, 2007, between Sheridan Asset Management, LLC, Universal Property Development and Acquisition Corporation, and Kattan Muchin Rosenman LLP. #

10.5
Subordination Agreement, dated as of April 6, 2007, by and among Kamal Abdallah, Universal Property Development and Acquisition Corporation, a Nevada corporation, and Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.6
Subsidiary Guarantee, dated as of April 6, 2007, made by each of the signatories hereto, in favor of Sheridan Asset Management LLC, to that certain Loan Agreement, dated as of the date hereof, between Universal Property Development and Acquisition Corporation, a Nevada corporation and the Lender as executed by Canyon Creek Oil & Gas, Inc. and Catlin Oil & Gas, Inc., Nevada corporations. #

10.7
Guarantee Agreement, dated as of April 6, 2007, made by each of the signatories hereto, in favor of Sheridan Asset Management LLC, to that certain Loan Agreement, dated as of the date hereof, between Universal Property Development and Acquisition Corporation, a Nevada corporation and the Lender as executed by Mr. Kamal Abdallah. #

10.8
Guarantee Agreement, dated as of April 6, 2007, made by each of the signatories hereto, in favor of Sheridan Asset Management LLC, to that certain Loan Agreement, dated as of the date hereof, between Universal Property Development and Acquisition Corporation, a Nevada corporation and the Lender as executed by Mr. Christopher McCauley. #

10.9
Form of Common Stock Purchase Warrant, with an issue date of April 6, 2007, for the purchase of 22,343,821 shares of the Registrant’s common stock issued to Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.10
Registration Rights Agreement, made and entered into as of April 6, 2007, between Universal Property Development and Acquisition Corporation, a Nevada corporation, and Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.11
Stock Purchase Agreement, entered into as of April 19, 2007, by and between Heartland Oil and Gas, Corp., a Nevada corporation and Universal Property Development & Acquisition Corporation, a Nevada corporation. #

10.12
Note Purchase Agreement, dated as of April 19, 2007, by and among SDS Capital Group SPC, Ltd., BayStar Capital II, L.P., and Universal Property Development & Acquisition Corporation, a Nevada corporation. #

10.13
Form of Security Agreement, made as of September 29, 2006, by and between Sheridan Asset Management, LLC (together with its successors and permitted assigns, the “Secured Party”); Heartland Oil & Gas Corp. (together with its successors and permitted assigns, the “Borrower”); and the subsidiaries of Borrower. #

10.14
Form of Convertible Senior Secured Promissory Note, dated September 29, 2006, as issued by Heartland Oil & Gas Corp., as the borrower, to SDS Capital Group SPC, Ltd. and/or BayStar Capital II, L.P., as the lender. #

10.15
Form of ASSIGNMENT AND ASSUMPTION AGREEMENT, entered into as of April 19, 2007 by and between SDS Capital Group SPC, Ltd.] [BayStar Capital II, L.P. (“Assignor”), and Universal Property Development & Acquisition Corporation (“Assignee”), pursuant to that certain Note Purchase Agreement dated as of April 19, 2007 by and among Assignor, and the Assignee. #

99.1	Press Release dated April April 23, 2007. #

# Filed Herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Property Development and Acquisition Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL PROPERTY DEVELOPMENT AND ACQUISITION CORPORATION

Dated: April 23, 2007	By:	/s/ Kamal Abdallah
Kamal Abdallah President and Principal Executive Officer

Exhibit Index

Exhibit	Description

10.1
Loan Agreement, dated as of April 6, 2007, between Universal Property Development and Acquisition Corporation, a Nevada corporation, Canyon Creek Oil & Gas, Inc. and Catlin Oil & Gas, Inc., Nevada corporations, Kamal Abdallah, Christopher McCauley and Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.2	Senior Secured Promissory Note of Universal Property Development and Acquisition Corporation, a Nevada corporation, dated April 6, 2007. #

10.3
Security Agreement, dated as of April 6, 2007, by and between Universal Property Development and Acquisition Corporation, a Nevada corporation, Canyon Creek Oil & Gas, Inc. and Catlin Oil & Gas, Inc., Nevada corporations, Kamal Abdallah, Christopher McCauley and Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.4	Escrow Agreement, dated April 6, 2007, between Sheridan Asset Management, LLC, Universal Property Development and Acquisition Corporation, and Kattan Muchin Rosenman LLP. #

10.5
Subordination Agreement, dated as of April 6, 2007, by and among Kamal Abdallah, Universal Property Development and Acquisition Corporation, a Nevada corporation, and Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.6
Subsidiary Guarantee, dated as of April 6, 2007, made by each of the signatories hereto, in favor of Sheridan Asset Management LLC, to that certain Loan Agreement, dated as of the date hereof, between Universal Property Development and Acquisition Corporation, a Nevada corporation and the Lender as executed by Canyon Creek Oil & Gas, Inc. and Catlin Oil & Gas, Inc., Nevada corporations. #

10.7
Guarantee Agreement, dated as of April 6, 2007, made by each of the signatories hereto, in favor of Sheridan Asset Management LLC, to that certain Loan Agreement, dated as of the date hereof, between Universal Property Development and Acquisition Corporation, a Nevada corporation and the Lender as executed by Mr. Kamal Abdallah. #

10.8
Guarantee Agreement, dated as of April 6, 2007, made by each of the signatories hereto, in favor of Sheridan Asset Management LLC, to that certain Loan Agreement, dated as of the date hereof, between Universal Property Development and Acquisition Corporation, a Nevada corporation and the Lender as executed by Mr. Christopher McCauley. #

10.9
Form of Common Stock Purchase Warrant, with an issue date of April 6, 2007, for the purchase of 22,343,821 shares of the Registrant’s common stock issued to Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.10
Registration Rights Agreement, made and entered into as of April 6, 2007, between Universal Property Development and Acquisition Corporation, a Nevada corporation, and Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.11
Stock Purchase Agreement, entered into as of April 19, 2007, by and between Heartland Oil and Gas, Corp., a Nevada corporation and Universal Property Development & Acquisition Corporation, a Nevada corporation. #

10.12
Note Purchase Agreement, dated as of April 19, 2007, by and among SDS Capital Group SPC, Ltd., BayStar Capital II, L.P., and Universal Property Development & Acquisition Corporation, a Nevada corporation. #

10.13
Form of Security Agreement, made as of September 29, 2006, by and between _____________ (together with its successors and permitted assigns, the “Secured Party”); Heartland Oil & Gas Corp. (together with its successors and permitted assigns, the “Borrower”); and the subsidiaries of Borrower. #

10.14
Form of Convertible Senior Secured Promissory Note, dated September 29, 2006, as issued by Heartland Oil & Gas Corp., as the borrower, to SDS Capital Group SPC, Ltd. and/or BayStar Capital II, L.P., as the lender. #

10.15
Form of ASSIGNMENT AND ASSUMPTION AGREEMENT, entered into as of April 19, 2007 by and between SDS Capital Group SPC, Ltd.] [BayStar Capital II, L.P. (“Assignor”), and Universal Property Development & Acquisition Corporation (“Assignee”), pursuant to that certain Note Purchase Agreement dated as of April 19, 2007 by and among Assignor, and the Assignee. #

99.1	Press Release dated April __, 2007. #

# Filed Herewith.